CONSULTING GROUP CAPITAL MARKETS FUNDS (“TRUST”)

SUPPLEMENT DATED OCTOBER 28, 2016,

TO THE PROSPECTUS DATED JANUARY 1, 2016, AS RESTATED MARCH 1, 2016, AND UPDATED JULY 20, 2016, AND JULY 29, 2016

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

HIGH YIELD FUND

Effective December 29, 2016, the following replaces the disclosure related to the High Yield Fund in the Principal investment strategies section on page 18 of the Prospectus:

The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. dollar-denominated high yield fixed income securities of corporate issuers rated below investment grade by two or more nationally recognized statistical rating organizations (commonly called “junk bonds”), or, if unrated, of equivalent quality as determined by the Sub-advisers. These securities include all types of debt obligations, such as corporate bonds and notes, collateralized mortgage obligations and variable and floating rate securities. The Fund may invest up to 20% of its assets in securities not denominated in U.S. dollar, including securities of issuers located in emerging market foreign countries. The Fund also may invest up to 20% of its assets in equity and equity-related securities, including common stock, convertible securities, preferred stock, warrants and rights. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.

Credit quality. The Fund invests primarily in high yield securities or junk bonds.

Duration. The Fund’s average portfolio duration, as calculated by the Sub-advisers, ranges from two to six years. Duration is an approximate measure of the sensitivity of the market value of the Fund’s holdings to changes in interest rates. Maturity means the date on which the principal amount of a debt security is due and payable. Individual securities may be of any maturity.

The Fund employs a “multi-manager” strategy whereby portions of the Fund are allocated to professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Fund.

Effective December 2, 2016, PENN Capital Management Co., Inc. (“PENN Capital”) is no longer an investment sub-adviser of the High Yield Fund. As such, all references to PENN Capital are removed from the Prospectus.

Effective December 2, 2016, Eaton Vance Management (“Eaton Vance”) will commence as a new investment sub-adviser to the High Yield Fund.

Effective December 2, 2016, the following replaces the disclosure related to the High Yield Fund in the Sub-advisers and Portfolio Managers chart on page 20 of the Prospectus:

Portfolio Manager	Fund’s Portfolio Manager Since
Michael Weilheimer, CFA®, Portfolio Manager — Eaton Vance	2016
Stephen Concannon, CFA®, Portfolio Manager — Eaton Vance	2016
Kelley Baccei, Portfolio Manager — Eaton Vance	2016
S. Kenneth Leech, Chief Investment Officer — WAMCo	2014
Michael C. Buchanan, CFA®, Deputy Chief Investment Officer — WAMCo	2005

Effective December 2, 2016, the following replaces the disclosure related to the High Yield Fund in the How the Sub-advisers select the Fund’s Investments section on page 43 of the Prospectus:

Eaton Vance Managers (“Eaton Vance”) monitors the credit quality of securities held by the Fund and other securities available to the Fund. Although Eaton Vance considers security ratings when making investment decisions, it performs its own credit and investment analysis utilizing various methodologies including “bottom up/top down” analysis and consideration of macroeconomic and technical factors, and does not rely primarily on the ratings assigned by the rating services. Eaton Vance attempts to improve yield and preserve and enhance principal value through timely trading. Eaton Vance also considers the relative value of securities in the marketplace in making investment decisions. The percentage of the Fund’s assets allocated to Eaton Vance is 50%.

Western Asset Management Company (“WAMCo”) uses multiple strategies, including issue selection, subsector allocation and other technical factors, to minimize risk and maximize return through diversification among industry, quality and security sectors. WAMCo’s investment process uses a team approach based on bottom-up research to identify attractive industries and analyze individual companies and issues for appropriate credit parameters and total rate of return potential, and top-down macroeconomic analysis to develop an investment outlook. WAMCo’s goal is to seek out companies with superior management teams with strong track records, defensible market positions, strong cash flow generation and growth prospects, and underlying asset values under multiple scenarios. The percentage of the Fund’s assets allocated to WAMCo is 50%.

Effective December 2, 2016, the following replaces the disclosure for the High Yield Fund in the Fund management section under the heading The Sub-advisers on page 59 of the Prospectus.

Fund	Sub-adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
High Yield Fund	Eaton Vance Managers (“Eaton Vance”) 2 International Place Boston, MA 02110	50%	Michael Weilheimer, CFA® Vice President (1990-Present). Mr. Weilheimer is the Director of High Yield Investments and a Portfolio Manager for Eaton Vance Managers.	2016

			Stephen Concannon, CFA® Vice President (2000-Present). Mr. Concannon is a Vice President and Portfolio Manager for Eaton Vance Managers.	2016

			Kelley Baccei Vice President (2005-Present). Ms. Baccei is a Vice President and Portfolio Manager for Eaton Vance Managers.	2016

	Western Asset Management Company (“WAMCo”) 385 E. Colorado Blvd Pasadena, CA 91101	50%	S. Kenneth Leech Chief Investment Officer (1990-present), team leader responsible for oversight of investments and supervising the sector specialist teams dedicated to various asset classes.	2014

			Michael C. Buchanan, CFA® Deputy Chief Investment Officer (2005-present), responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.	2005

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE